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                                 Exhibit 10.13.6

         CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS
           DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED
                            WITH THE COMMISSION * * *

                             CONFIDENTIAL TREATMENT

                       AMENDMENT TO DEVELOPMENT AGREEMENT

         Amendment  dated  November  30,  2004,  to  that  certain   Development
Agreement  dated  March  7,  2003,   between  Inyx  Pharma,   Ltd.  and  Stiefel
Laboratories, Inc.

         Exhibit B to the Development Agreement is hereby amended to add the product specified below.

         In all other respects the Development Agreement shall remain in effect in its original form.

         Dated the date first-above written.

                                              INyX PHARMA LIMITED.



                                              By: /s/ Steven J. Handley
                                                 -------------------------------
                                                 Steven J. Handley, President

                                              STIEFEL LABORATORIES, INC.



                                              By: /s/ William A. Carr
                                                 -------------------------------
                                                 William A. Carr, Vice President

                             CONFIDENTIAL TREATMENT

                                   ADDENDUM TO
                                    EXHIBIT B

                       SCHEDULE OF DEVELOPMENT ACTIVITIES

IV.      Task Name: ***

         Start Date:       ***

         Finish Date:      ***

         1.       Project definition and scope.
         2. Acquisition, Testing, and Evaluation of drugs, excipients, and components as agreed by both parties.
         3. Formulation and manufacturing process assessments to facilitate production of the product by Inyx.
         4. Assessment and assistance, as necessary, in the development of mutually acceptable test methods required to secure health registrations.
         5.       Development and Exhibit batch preparation.
         6.       Development and preparation of necessary clinical supplies.

         7.       Assistance,   as  necessary,   with  mutually  agreed  testing
                  activities to support health registrations.
         8.       Support  in  preparation  and  review  of  CMC   documentation
                  necessary to secure health registrations.

         TOTAL DEVELOPMENT COST  ***.







         ----------------------------------------
         *** Confidential material redacted and filed separately with the Commission.